EXHIBIT 10.1
                                NETERGY NETWORKS

                          REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (together with any amendments and exhibits thereto, the "AGREEMENT") is made as of the 30th day of June, 2000, between 8x8, Inc., a Delaware corporation doing business as Netergy Networks (together with any successors "NETERGY"), and the parties listed on Exhibit A hereto, pursuant to that certain Share Exchange Agreement, dated as of May 19, 2000 among Netergy, UForce Inc., and the Security Holders named therein (the "SHARE EXCHANGE AGREEMENT"), and pursuant to the Termination Agreement and Mutual Release dated as of May 19, 2000 by and among Netergy, Logibro Inc. and UForce Inc.

       1. DEFINITIONS. As used in this Agreement:

               (a) "CLOSING DATE" means the Closing Date as defined in Section
1.1 of the Share Exchange Agreement.

               (b) "EFFECTIVE DATE" shall mean the date upon which a registration statement filed pursuant to Section 2 of this Agreement shall have been declared effective by the SEC.

               (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

               (d) "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Netergy with the SEC.

               (e) "HOLDERS" shall mean persons holding Registrable Securities.

               (f) "IMMEDIATE FAMILY" of an individual shall mean a spouse of such individual, or a parent, sibling or lineal descendant of such individual or his or her spouse, whether by adoption or otherwise.

               (g) "LOCKUP SHARES" means those Registrable Securities that are subject to lockup provisions pursuant to the Share Exchange Agreement or any stock restriction agreement the form of which is listed as an exhibit to the Share Exchange Agreement (the "LOCKUP PROVISIONS").

               (h) "MAJORITY HOLDERS" means those Holders or their designated representative, who together own at least a majority of the Registrable Securities, but including SGF Tech Inc. or any direct or indirect subsidiaries thereof (including 9091-1215 Quebec, Inc.) holding Registrable Securities.

               (i) "MATERIAL EVENT" means the happening of any event during the period that a registration statement described in Section 2 hereof is required to be effective as a result of which, in the reasonable judgment of Netergy, such registration statement or the related prospectus contains or may contain any untrue statement of a material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (j) "OPTION SHARES" means the Parent Shares purchasable or purchased from time to time under the Company Options assumed by Netergy or Replacement Options issued by Netergy as of the Closing Date, together with all additional securities receivable or received in payment of dividends or distributions on or splits of those securities received as a result of adjustments provided for in the related Option Agreements.

               (k) "REGISTRABLE SECURITIES" means the Parent Shares issued to the Security Holders or to Logibro Inc., or issuable to the Security Holders upon exchange of the Exchangeable Shares (including the Indemnification Shares), together with all additional securities receivable or received in payment of dividends or distributions on or splits of those securities; provided, however, that such securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are, in the opinion of counsel for Parent, available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed prior to or upon the consummation of such sale.

               (l) "SEC" means the Securities and Exchange Commission.

               (m) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

               Terms not otherwise defined herein have the meanings given to them in the Share Exchange Agreement.

       2. REGISTRATION.

               (b) Form S-3 Registration. Netergy shall use commercially reasonable efforts to cause the Registrable Securities issued or issuable to the Holders to be registered under the Securities Act no later than 120 days after the Closing Date, so as to permit the resale thereof, and in connection therewith shall prepare and file with the SEC and shall use commercially reasonable efforts to cause to become effective, a Form S-3 covering the Registrable Securities; provided, however, that the Holders shall provide all such information and materials relating to the Holders as may be required to be disclosed pursuant to applicable SEC rules and regulations, and take all such commercially reasonable action as may be required in order to permit Netergy to comply with all the applicable requirements of the SEC in order to cause the Form S-3 or other registration statement required to be filed pursuant to this
Section 2 to be declared effective by the SEC, such provision of information and materials to be a condition precedent to the obligations of Netergy pursuant to this Agreement and the Share Exchange Agreement.

               (c) Demand Registration. In the event that (i) a Form S-3 covering the Registrable Securities is not effective within 120 days after the Closing Date, (ii) Netergy ceases to be eligible to use Form S-3 or (iii) Rule 144 ceases to be available for the resale of the Registrable Securities under the Securities Act, then if Netergy shall receive from either (a) the Majority Holders or (b) SGF Tech Inc. (or its direct or indirect subsidiary holding Registrable Securities), a written request that Netergy effect a registration, qualification or compliance with respect to Registrable Securities constituting at least 25% of the Registrable Securities, Netergy shall within 120 days of such request, use its commercially reasonable efforts to effect such registration under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) as may be so requested and as would permit or facilitate the sale and distribution of all of such Registrable Securities specified in such request; provided, however, that Netergy shall not be obligated to effect (i) more than two (2) such registrations in the aggregate being agreed that only one of such requests may be made by each of (1) the Majority Holders and (2) SGF Tech Inc. (or its subsidiaries) and (ii) any registration under the Securities Act except in accordance with the provisions of this Agreement. The offerings made pursuant to such registrations under this Section 2 shall not be underwritten.

               (d) Form S-8 Registration. Within 60 days after the Closing Date, Netergy shall prepare and file a registration statement on Form S-8 registering the Option Shares under the Securities Act.

               (e) Release of Registrable Securities from Lockup Provisions. In the event that any Lockup Shares are released from Lockup Provisions prior to 120 days after the Closing Date, then Netergy shall, commencing at the time of the release of such Lockup Shares, use commercially reasonable efforts to cause the Form S-3 to become effective as soon as practicable rather than within 120 days after the Closing Date; but in any case no later than 120 days after the Closing Date.

        3. POSTPONEMENT OF REGISTRATION.

               (b) Registration. Notwithstanding Section 2 above, Netergy shall be entitled to postpone the declaration of effectiveness of any registration statement prepared and filed pursuant to Section 2 for a reasonable period of time, but not in excess of 60 calendar days after the applicable deadline, if the Board of Directors of Netergy, acting in good faith, determines that there exists a Material Event.

               (c) Material Event. The Holders agree that, upon receipt of any notice from Netergy of the happening of a Material Event, the Holders will forthwith discontinue any disposition of Registrable Securities or Option Shares pursuant to any registration statement described in Section 2 until the Holders' receipt of copies of supplemented or amended prospectuses prepared by Netergy (which Netergy will use its commercially reasonable efforts to prepare and file promptly), and, if so directed by Netergy, the Holders will deliver to Netergy all copies in their possession, other than permanent file copies then in the Holders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Holders that are "affiliates" of Netergy within the meaning of Rule 144(a)(1) agree to discontinue disposition of the Registrable Securities during any restricted trading periods imposed on affiliates by Netergy's Insider Trading Compliance Program.

        4. OBLIGATIONS OF NETERGY.

               (a) Except as set forth in Sections 2 and 3, Netergy shall (i) prepare and file with the SEC the registration statement in accordance with
Section 2 hereof with respect to the shares of Registrable Securities and the Option Shares and shall use commercially reasonable efforts to cause such registration statement to become effective as provided in Section 2 and to keep such registration statement described in Section 2(a) and 2(b) continuously effective until the earlier to occur of (A) the sale of all of the Registrable Securities so registered and (B) the first anniversary of the Effective Date;
(ii) furnish to the Holders such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), as the Holders may reasonably request in order to effect the offering and sale of the Registrable Securities and Option Shares to be offered and sold, but only while Netergy shall be required under the provisions hereof to cause such registration statement to remain current; (iii) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities and Option Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request (provided that Netergy shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), and do any and all other acts or things which may be reasonably necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities and Option Shares in such jurisdictions; (iv) cause all such Registrable Securities and Option Shares to be listed on each securities exchange or National Association of Securities Dealers, Inc. Automated Quotation System on which similar securities issued by Netergy are then listed; (v) notify the Holders of any Material Event; (vi) so long as any registration statement described in Section 2 remains effective, promptly prepare, file and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities and Option Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (vii) notify the Holders promptly after it shall receive notice thereof, of the date and time any registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; (viii) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; (ix) advise the Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of any registration statement or the initiation or threatening of any proceeding for that purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, and (x) furnish copies of prospectuses to any national securities exchange upon which the Registrable Securities are listed in compliance with Rule 153 adopted pursuant to the Securities Act, or any similar rule as in effect from time to time, so as to enable all the Holders to rely on such Rule for sales of Registrable Securities through the facilities of such national securities exchange.

               (b) Netergy shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the SEC that are conditions to the availability of Rule 144 for the sale of the Registrable Securities and/or the Option Shares. Netergy shall cooperate with the Holders in supplying such information as may be necessary for the Holders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144.

               (c) Netergy shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which Netergy shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of Netergy under this Agreement, and for that purpose references hereunder to "Registrable Securities" and "Option Shares" shall be deemed to include the common stock, if any, that Holders would be entitled to receive in exchange for their securities under any such merger, consolidation or reorganization; provided, however, that, to the extent Holders receive securities that are by their terms convertible into common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Securities" and "Option Shares".

        5. EXPENSES. Netergy shall pay the expenses incurred by Netergy in connection with any registration of Registrable Securities and/or Option Shares pursuant to this Agreement including all SEC, NASD and "blue sky" registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of Netergy's outside counsel and independent accountants. The Holders shall be responsible for all commissions and transfer taxes, as well as any other expenses incurred by the Holders, other than the reasonable fees and disbursements of counsel to the Holders not exceeding $10,000 which shall be paid by Netergy.

        6. INDEMNIFICATION. In the event of any offering registered pursuant to this Agreement:

               (b) Netergy will indemnify and hold harmless each Holder and, if an entity, each of the Holder's directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, with respect to any registration or qualification effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which any of the foregoing persons may be subject under the Securities Act or otherwise arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, or any amendment or supplement thereto, or prospectus related thereto, incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any violation by Netergy of any rule or regulation promulgated under the Securities Act, or state securities laws, or common law, applicable to Netergy in connection with any such registration or qualification, and will reimburse such Holder and each such director, officer or control persons, for any legal and any other expenses reasonably incurred by any of them in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided, however, that Netergy will not be liable in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based in any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Netergy by an instrument duly executed by such Holder or any person who controls the Holder and stated to be specifically for use therein or (ii) if a Holder disposes of Registrable Securities or Option Shares in breach of the first sentence of Section 3(b).

               (c) Each Holder of Registrable Securities and/or Option Shares will severally and not jointly indemnify and hold harmless Netergy, each of its directors and officers and each person who controls Netergy within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) or a material fact contained in any registration statement, or any amendment or supplement thereto, or prospectus related thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to Netergy by an instrument duly executed by such Holder and stated to be specifically for use therein and will reimburse Netergy, the remaining Holders, such directors, officers, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to Netergy by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each Holder of Registrable Securities and/or Option Shares, an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Securities and/or Option Shares effected pursuant to such registration.

               (d) Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be responsible for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that, if any Indemnified Party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such Indemnified Party which are additional to or conflict with those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, then the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party and any Person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6. The Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement without its consent.

               (e) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other, in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that, if the circumstances described in either proviso of
Section 6(a) apply to the Indemnified Party, then the Indemnifying Party shall not be obligated to contribute with respect to such loss, claim, damage, liability or action to the extent set forth in such proviso. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (f) Netergy and the Holders agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Sections 6(c) and 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in subsection (d) of this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

               (g) The obligations of Netergy and any of the Holders under this
Section 6 shall survive the completion of any offering of stock in a registration statement under this Agreement.

        7. RESTRICTIONS ON TRANSFER.

               (b) The Holders understand that the Registrable Securities issued in connection with the Share Exchange Agreement have been or will be issued in a transaction exempt from the registration requirements of the Securities Act and shall not be transferable except in accordance with the terms of Section 7(b) of this Agreement and (A) in accordance with the registration statement filed with the SEC, in which case Holder must comply with the requirement of delivering a current prospectus, (B) in accordance with Rule 144, or (C) pursuant to an exemption from the registration requirements of the Securities Act. Netergy shall be entitled to give stop transfer instructions to its transfer agent with respect to the Registrable Securities in order to enforce the foregoing restrictions.

               (c) Each Holder will not make any offering, sale, short sale or other disposition of Lockup Shares, directly or indirectly, without (i) the prior written consent of Netergy, or (ii) except in accordance with the Lockup Provisions to which it is a party.

        8. RESTRICTIVE LEGENDS. Each certificate representing Registrable Securities shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES, NOR MAY THESE SECURITIES BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF COMPLIANCE WITH REGULATION S UNDER THE ACT, A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

        ADDITIONALLY, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN A REGISTRATION RIGHTS AGREEMENT AMONG THE ISSUER AND CERTAIN CURRENT AND FORMER SECURITY HOLDERS OF UFORCE COMPANY DATED JUNE 30, 2000 (THE "AGREEMENT"), AND NO TRANSFER OF SHARES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

        The legends contained in this Section 8 shall be removed from a certificate in connection with any sale in compliance with the terms of this Agreement and pursuant to the registration statement filed with the SEC, but shall not be removed in any other circumstance without Netergy's prior written consent (which consent shall not be unreasonably withheld or delayed and shall be granted if such legend is no longer appropriate).

        9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause Netergy to register Registrable Securities and Option Shares pursuant to this Agreement may not be assigned by the Holders to any person or entity; provided, however, that upon the death of any Holder, the rights to cause Netergy to register Registrable Securities and Option Shares pursuant to this Agreement shall inure to such Holder's heirs, devisees, legatees, legal representatives or other designees; provided, further, that a Holder may assign the rights to cause Netergy to register Registrable Securities and the Option Shares pursuant to this Agreement to a transferee or assignee of Registrable Securities that is (a) a wholly-owned subsidiary of such Holder, (b) a person who controls such Holder within the meaning of Section 15 of the Securities Act; (c) a trust for the benefit of any individual Holder or a member of such Holder's Immediate Family; or (d) any transferee who becomes the holder of at least twenty five percent (25%) of the number of the Registrable Securities received by such Holder in connection with the Share Exchange Agreement and provided, further, that (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee or assignee shall agree to be subject to all restrictions set forth in this Agreement.

        10. AMENDMENT OF REGISTRATION RIGHTS; WAIVERS. This Agreement may be amended by the Majority Holders and Netergy at any time by execution of an instrument in writing signed on behalf of each of the parties; provided, however, that no modification, amendment or waiver that would treat any Holder of Registrable Securities or Option Shares then outstanding in a non-ratable, discriminatory manner shall be made without the prior written consent of such Holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

        11. TERMINATION. The registration rights set forth in this Agreement shall terminate as to any Holder at such time as all of the Registrable Securities then held by such Holder can be sold by such Holder in a single 3-month period in accordance with the provisions of Rule 144 under the Securities Act.

        12. GRANT OF ADDITIONAL REGISTRATION RIGHTS. The Holders acknowledge that Netergy may acquire other companies and in the course of such acquisitions may grant the equity owners thereof registration rights with respect to their shares of Netergy on terms which would be negotiated at such time and may be materially different than the terms of this Agreement.

        13. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, postage prepaid, addressed (a) if to the Holders, at the Holders' addresses as set forth in the securities register of Netergy as the case may be or (b) if to Netergy at 2445 Mission College Blvd., Santa Clara, California 95054, Attention: President.

        14. GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        15. SEVERABILITY; SURVIVAL. If any portion of this Agreement is held by a court of competent jurisdiction to conflict with any federal, state or local law, or to be otherwise invalid or unenforceable, such portion of this Agreement shall be of no force or effect, and this Agreement shall otherwise remain in full force and effect and be construed as if such portion had not been included in this Agreement.

        16. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties and supersedes all prior discussions, agreements and understandings relating to the subject matter hereof.

        17. COUNTERPARTS;FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. A facsimile counterpart signature to this Agreement shall be acceptable if the originally executed counterpart is delivered within a reasonable period thereafter.

        18. NO CONFLICTS. Netergy represents and warrants to the Holders that the registration rights granted to the Holders under this Agreement do not conflict with any other registration rights granted by Netergy. Netergy shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted by Netergy hereunder.

        19. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of Netergy and the Holders and, subject to Section 9, the respective successors and assigns of Netergy and the Holders.

        20. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.




                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Netergy and the Holders have caused this Agreement to be executed as of the date first above written.


                              8X8, INC. (DOING BUSINESS AS NETERGY NETWORKS)

                              By: /s/ Paul Voois
                                  ----------------------------------------------
                                    Paul Voois
                                    Chief Executive Officer


                              SHAREHOLDERS
                              (OTHER THAN 9091-1215 QUEBEC INC.)


                              By: s/ Jean-Luc Calonne
                                  ----------------------------------------------
                                    Jean-Luc Calonne, Shareholder Representative

                              LOGIBRO INC.


                              By: /s/ Michel Poirier
                                  ----------------------------------------------
                                      Michel Poirier
                                      Corporate Representative

                              9091-1215 QUEBEC INC.


                              By:
                                  ----------------------------------------------
                              Name:
                              Title:



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                                  SHAREHOLDERS


                              9090-1208 Quebec Inc.
                              9090-1109 Quebec Inc.
                              9090-1133 Quebec Inc.
                              9090-1166 Quebec Inc.
                              Michael Cook
                              John Hennessy
                              Jean-Marc Parenteau
                              Jean-Charles Phaneuf
                              Alain Provencher
                              Mario Dorion
                              Martin Leclerc
                              Danny Deschenes
                              Alexandre Garneau
                              Farid Lahdiri
                              Majed Haj Mohamad
                              Marcel St-Amant
                              9091-1215 Quebec Inc.